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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported) July 11, 2000


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



        DELAWARE                          1-5885                13-2625764
  (State or other juris-               (Commission             (IRS Employer
 diction of incorporation)             File Number)          Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323


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          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS


          On July 11, 2000, the Registrant made available, via the internet (at http://www.adr.com/jpm_ir/period1.html#financialinfo), restated segment results, reflecting recent management reporting changes, for the first quarter of 2000, for each of the four quarters of 1999 and 1998, and the full years 1999, 1998, 1997, and 1996. A copy of such information is attached hereto as Exhibit 99a.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements

              NONE.

          (b) Pro Forma Financial Information

              NONE.

          (c) Exhibits

              99a. Restated segment results.







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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
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                        (REGISTRANT)







                        /s/   Grace B. Vogel
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                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: July 11, 2000